                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1596

                            FPA CAPITAL FUND, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  MARCH 31

Date of reporting period:  MARCH 31, 2005

Item 1.           Report to Stockholders.

FPA CAPITAL FUND, INC.

ANNUAL REPORT


[FP DISTRIBUTOR: LOGO]

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

43792                                                             MARCH 31, 2005

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Annual Report covers the fiscal year ended March 31, 2005. Your Fund's net asset value (NAV) per share closed at $41.31. Distributions of $0.71 and $0.77 per share were paid on July 7 and December 23, 2004, to holders of record on June 30 and December 15, respectively. These distributions were all long-term capital gains.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                            AVERAGE ANNUAL TOTAL RETURN
                                            PERIODS ENDED MARCH 31, 2005
                           ---------------------------------------------------------------
                             1 YEAR       5 YEARS      10 YEARS     15 YEARS     20 YEARS
                           ----------   ----------    ----------   ----------   ----------
FPA Capital Fund,
  Inc. (NAV)*                   10.04%       14.10%        17.01%       17.62%       17.60%
FPA Capital Fund,
  Inc (Net of Sales
  Charge)**                      4.26%       12.88%        16.38%       17.19%       17.28%
Lipper Mid-Cap
  Value Fund Avg.               12.82%       12.29%        13.00%       12.96%         N/A
Russell 2000                     5.41%        4.01%        10.43%       10.85%       10.51%
Russell 2500                     8.21%        5.61%        12.59%       12.75%       12.63%
Standard & Poor's
  500 Index                      6.69%       (3.16)%       10.79%       11.00%       12.60%

     The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was 9.50%*. This compares with total returns of 11.70% for the Lipper Mid-Cap Value Fund Average, 8.00% for the Russell 2000, 10.63% for the Russell 2500 and 6.88% for the S&P 500. On a calendar-year basis, these same comparisons are 12.62%* for FPA Capital Fund, 19.06% for the Mid-Cap Value Fund average, 18.33% and 18.29% for the Russell 2000 and 2500, and 10.88% for the S&P 500.

COMMENTARY

     Your Fund's relative performance for the six-month and twelve-month periods ended March 31, 2005 is one of a mixed picture, when compared to the various indexes and the Lipper Mid-Cap Value Fund Average. On an absolute basis, it handily outperformed the returns of short-term money-market instruments and inflation. Your Fund's return has been negatively impacted by its large holding of short-term money-market securities and bonds that total nearly 35%, which is essentially unchanged from what was reported in our September 30, 2004 Shareholder Letter. Our liquidity level remains high since we are unable to find attractive investments that compensate us with a sufficient rate of return versus the potential risk we perceive. It has been nearly ten months since we added a new name to the portfolio, while we have eliminated five holdings since September 30, 2004 and eight for the entire fiscal year.

     Our cautious stance may be beginning to pay off because the stock market appears to be entering a rough patch. Since year-end, the various averages as well as the Lipper Mid-Cap Value Fund Average have all DECLINED, while your Fund's total return is a POSITIVE 3.33%. This has been the worst quarter of performance since the first quarter of 2003 for the stock market. During the first three weeks of January, the stock market was down for three weeks in a row -- the first time since 1982. During the week of April 15, the equity markets experienced the sharpest declines since March 2003, as fears of a slowing economy and higher oil prices weighed on them. As a result of our defensive portfolio posturing, your Fund is well positioned and should be able to ride out and take advantage of the difficulties that may develop.

     All of the positions eliminated this year were sizeable winners. We would especially like to congratulate Jim Declusin, President and Chief Executive Officer of Oregon Steel Mills, Inc., for a job well done. Under his guidance, his team was able to take advantage of the record increases in steel prices as well as establishing long-term relationships with customers that should continue to serve the company well. We loved how the company was executing, but we believed the valuation rose to a level that discounted much of its potential future success -- the

----------
 * Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.
** Reflects deduction of the maximum sales charge of 5.25% of the offering price.

stock was up over 200% in just the last twelve months. We wish them well and thank everyone for their contributions. We also eliminated our holding in Qwest Communications International, Inc. after they announced their intention to bid for MCI, Inc. We made a very sizeable gain and hearty congratulations go to team member Dennis Bryan for his work on this investment. Since our September Shareholder Letter, we also eliminated the long-time holdings of Angelica, Belden CDT, and Dycom. In each case, we believed their share prices were at levels that we were uncomfortable with. Again, we wish all of the companies good luck in their future endeavors and thank them all for the profits they provided our shareholders.

     Before discussing the outlook, I would like to take some time to discuss your Fund and how it is managed differently from the broad cross section of funds available today. This may make this letter somewhat long and involved but I feel it is necessary and I ask for your indulgence.

     Your Fund has completed more than twenty years of performance under the same management. During that time, I have added several members to the team who are of a like mind when it comes to how we invest. It makes for a wonderful investment environment when considering how we will deploy the capital that you have entrusted to us. In reviewing the last twenty years, what stands out is how different from the rest of the investment industry we are in our view of the process of investing. We are at a polar opposite in terms of how we have your Fund positioned today. Not only is the Fund's liquidity near an all-time record high, but also the composition of the portfolio is dramatically different from the indexes as well as from many other value managers.

     In previous letters, we have discussed why we were increasing or maintaining a high level of liquidity. We do not know when this liquidity will be deployed, but we will wait patiently until we feel we are being more than sufficiently compensated for the potential risk we may be accepting. Typically, most investors and institutions are running away from holding liquidity because it earns very little relative to inflation or their investment return requirements. We could care less about these reasons. I carry with me this saying, "You never know the value of liquidity until you need it and don't have it." This is one of those times when it takes a great deal of patience, discipline, and conviction to maintain such a contrarian position, because of the potential business and investment risk that it entails. As the adviser to your Fund, we at First Pacific Advisors, Inc. (FPA) are willing to accept shrinkage in our asset size to be right. Currently, the products that represent nearly 55% of FPA's total assets under management are closed to new investors -- this includes your Fund. If our mutual fund shareholders and institutional clients do not agree with our liquidity positioning, they are free to leave, and we wish them well. Most companies are unwilling to consider the prospect of shrinking just to be right. FPA has done this in the past and will do it again in the future. As we say, "We are like the Marines. We are looking for a few good investors." For any of you who would like to read more about this idea, I would recommend Warren Buffett's 2004 annual report shareholder letter at www.berkshirehathaway.com, with special attention to the section covering the National Indemnity Company. The philosophies and actions taken there are very much alive and well at FPA. In the long run, we believe they will serve us all well.

     Our sizeable liquidity position conveys how we feel about the prospect of risk taking. Between 1984 and 1997, your Fund's liquidity level was rarely above 5% and most of the time it was less than 2%. During this period, I felt that we were being more than adequately compensated to take on investment risk. Over this entire period, short-term money-market yields and bond yields were substantially higher than where they are currently. As a result of these higher hurdle rates, valuations of stocks were lower, and this made the prospect of deploying capital more attractive because of the potentially higher investment returns. In contrast to this previous period, since 1997 your Fund's liquidity level has been as high as 38% and as low as 8%, with the average in the low double-digit range. As yields declined

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further, to the lowest level in nearly fifty years, our liquidity rose to record levels. A review of our website articles, "ON THE EVE OF WAR," "SLIM PICKINGS," and "IN A BOX," helps to explain our reasoning.

     With these incredibly low yields, the consensus feels that they have to deploy capital because they cannot stand the prospect of earning such low yields on their liquidity. In the case of pension funds, they have to be fully invested because they have high and unrealistic pension rate-of-return assumptions. The level of their investment return requirement is driving their investment decision-making -- as if the market really cares about what they have to earn. Since the present level of yields is well below the average pension return assumption, pension plans are driven to seek alternatives that may give them an opportunity to achieve their required return assumption. The end result of this process is that they are moving out on the risk curve, whether they realize it or not. They may even fool themselves by calling these "new" investment strategies "market neutral;" however, with so many pension plans, individuals and other groups seeking "market neutral" investment strategies that allegedly deliver "positive alpha," I doubt that the average of these will result in a market-neutral outcome. More likely, it will result in a market-loss outcome. The hyper growth in the number of hedge funds is a direct result of this process -- buyers beware!

     We see this same process, searching for higher returns in a low-return world, at work in the financial services industry. Whether they are banks, insurance companies, finance companies, or investment-management companies, they are deploying strategies that require them to take on large amounts of risk for a potentially small level of return. They have to, otherwise they risk shrinking their business or face a reduction in their profitability. These challenges are a direct result of the low level of interest rates and a flat yield curve (the graph of Treasury yields from three months to 30 years).

     What appears to be taking place today in the investment field seems to be totally at odds with how theoreticians have viewed the process of investing and portfolio construction. There are various names for this process that involve technical-sounding terms such as, the "Efficient Frontier" and the "Capital Market Line." I won't burden you with these concepts, but the way assets are deployed or managed concerns me. I do not pretend to know or fully comprehend all that goes into these theories (too much advanced math involved), but it does stand to reason that many are being forced to make business and investment decisions that do not compensate for risk. Their unrealistic requirements for business growth or investment returns are driving strategies that are perverse in today's low-return environment. A more eloquent discussion about the theoretical aspects of investing today may be found in an article in ECONOMICS AND PORTFOLIO STRATEGY by Peter L. Bernstein, February 1, 2005, entitled, "Marking Markowitz and Tobin to Market."

     Your Fund holds high levels of liquidity and uses high hurdle rates for potential new investments because we are fearful of the investment environment. In a perverse sense, the low level of yields is allowing investors to take on greater increments of risk because the required return to make an investment is lower. We would counsel that, as yields decline, the required return should rise because there is a greater opportunity for investment foolishness. When interest rates are high, a high level of investor or management anxiety usually accompanies this type of environment. We feel that one is then being better compensated to be a risk taker.

     Another side of the contrary nature of our investing and thinking is how your Fund's portfolio is presently constructed. This is exemplified by our respective allocations to the energy and financial-service sectors. With energy at 19.3% of the Fund, it is between three and four times the weighting of the various indexes. This is the highest energy allocation that I have had in my career since 1979, when I began selling this sector. Financial service stocks total 2.1%; the lowest allocation I have had in my 35-year career. In comparison, this sector is at or near-record representation in all the major indexes. In our previous letters, we have discussed the reasoning behind our energy holdings and why we view this sector as strategic. When Rik Ekstrand joined the team at the beginning of 1999, his mission was to head the investment attack upon the energy sector. Our reasons for having such a small investment in financial services will be discussed later in this letter.

     As you can see, we have taken actions that dramatically differentiate how your Fund is positioned relative to the indexes and the majority of other funds. Our low financial-service weighting is dramatically different from those funds that typically view themselves as value-style managers. We believe our cautious view of the world has led to this differentiation.

OUTLOOK

     In our September 2004 Shareholder Letter, we expressed the view that equity-market total returns were more likely to average 5% or less for the next five years. There have been many brokerage-firm strategists that have disagreed with this point of view. Our website article, "IN A BOX," helps to explain why we are of this opinion. In summary, we believe this low level of return will occur because corporate earnings growth, for both the economy as well as for companies in the S&P 500, will decelerate to a level that will be equal to or less than nominal GDP growth. We estimate that nominal GDP will average less than 6% for the next several years. Over the last 50 years, S&P 500 earnings growth has averaged just slightly more than nominal GDP growth. S&P Industrial operating earnings margins are the highest in 49 years, while total after-tax corporate profits as a percentage of GDP is at a 55-year high. S&P 500 financial service company profit margins are also at record highs. For S&P 500 earnings to grow faster than the rate of nominal GDP growth, profit margins will have to continue expanding. We do not believe this is a likely outcome.

     We are in the third year of an economic recovery and, typically, economic growth and productivity generally slow. We are beginning to see this in some industrial companies. Financial-service companies' record profit margins have benefited from the steepest yield curve in nearly 100 years. As the yield curve has flattened over the last ten months, this process has placed greater pressure on financial-service companies to execute strategies that entail significantly more risk so as to maintain their current levels of profitability, let alone make them grow. We see them executing strategies that entail interest-rate risk, credit risk or both. We view this period as one of the more dangerous for investing in these types of companies. The problems of tomorrow are being created today as we write this letter. Furthermore, there are risks in the balance sheets that we cannot see. Companies such as Fannie Mae, Freddie Mac and American International Group are now showing financial strains from previous actions taken to enhance the look of their financial reports. We are also concerned that many of these companies have used financial derivatives that are totally unanalyzable by outsiders, since there is insufficient information disclosed in their financial statements for a risk assessment. Warren Buffett refers to these instruments as "financial weapons of mass destruction." Many of us at First Pacific Advisors harbor increasing anxiety about the use of these instruments by entities that are beyond the reach of regulators. A financial accident at Long Term Capital Management in 1998 nearly shook the international financial system because of their aggressive use. We believe the use and complexity of these instruments has grown dramatically, and they are now far more pervasive than was the case in 1998.

     Financial service companies represent nearly 21% of the S&P 500's market capitalization -- a 33-year high. They are among the largest components in other stock indexes as well. In terms of operating profits, they comprise almost 28% of the S&P 500, and this does not take into consideration the finance operations of GM, GE or Ford. Including these finance operations would push this number over 30%. GRANT'S INTEREST RATE OBSERVER estimates that the financial sector represents 38% of the national income accounts data. Our conclusion is that there is no other sector within the S&P 500 that could likely offset a decline in the profitability of the finance sector. For example, two areas that have had explosive earnings growth have been energy and materials. Energy accounts for only 7% of the S&P 500 while materials adds another 3%. Should there be any profit contractions in other sectors, it would be nearly impossible for the S&P 500's earnings growth to be greater than nominal GDP. Even considering the international segments of all the constituent companies in the S&P 500, it would appear to be insufficient to offset a financial-services profit decline or stagnation.

     What are Wall Street's earnings growth expectations for the S&P 500? They are generally anticipating growth of more than 10% this year as well as a high single-digit level next year. We do not believe either of these expectations will be fulfilled. As such, we expect that there will be an increasing level of earnings disappointments as we proceed through this year. Should this expectation be reasonably accurate, the stock market may face greater difficulty in making any material appreciation.

     Even though we are anticipating real economic growth in the low 3% range, we may be overstating growth. In our March 2004 Shareholder Letter, we wrote about why we believed inflation, as measured by the Consumer Price Index, may be understated by as much as 1 to 1.5 percentage points. Since then, we have seen the Federal Reserve of Atlanta publish a similar analysis and come to a comparable conclusion, as did Bill Gross of Pimco in his October 2004 article, "Haute Con Job." Should we all be correct, this could have profound implications as to how we view the present level of economic growth. If the GDP deflator is similarly understated, then real GDP growth is overstated, as is productivity growth. We do not know whether this is true or not. The only way we can gain any measure of insight about this is by looking at other data. If we assume that real GDP is overstated, then economic growth is not as strong as most believe. Should this be correct, we would expect that employment growth would be languid. Ever since this recovery began, there has been disagreement about the level of employment growth. Debates have raged as to which government index is a better measure of employment growth. We have been in the camp that employment growth was likely being understated and that, given the passage of time, we would begin to see an accelerating trend emerge. It has been nearly two years since we made that argument. We are watching the data closely this year. Should we not see a higher growth rate in employment, this trend would add credibility to the notion that inflation is understated and that real GDP growth is overstated. Under these circumstances, the financial markets would likely face the growing realization that economic growth is lower while inflation is higher, i.e., the possibility of stagflation. In our opinion, this prospect would not be well received by the financial markets.

     There appears to be little margin for error in the stock market should our more cautious earnings expectations prove to be reasonably accurate, given P/E ratios for the Russell 2000, 2500 and S&P 500 of 23.8x, 22.7x and 18.3x, respectively. Our goal entering 2005 has been one of CAPITAL PRESERVATION. The stock market's recent sharp decline has increased the number of qualifying names that are generated by our value screens; however, the total number is still low by historical standards, and therefore, we remain cautious in our security selection. My esteemed colleague James Gipson, Chairman and President of the extremely well thought of Clipper Fund, recently said to me, "I have more cash than I have investment ideas. In the future, I am convinced that there will be a time when I have more investment ideas than I have cash." I could not say it any better than this.

     On a final note, there have been recent financial articles discussing the high expense ratios of many mutual funds and how they have not declined over the years, as the respective funds have grown in size. We are pleased to convey to you that in the FORBES article of January 31, 2005, "Hidden Expenses and Fund Ratings," your Fund was singled out as one of the funds that treat their shareholders well. Of the 520 funds that had assets of at least $500 million and had been in existence since February 1997, your Fund's total expense ratio, including transaction costs, was

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only 89 basis points, and this compared favorably with an average expense ratio of 144 basis points (there are 100 basis points in one percentage point). Our transaction expense added only 6 basis points to the reported expense ratio of 83 basis points. What is of interest is that only 107 of the 520 funds measured had total expense ratios below 1%, or 20.6% of the total, and this number is skewed by the inclusion of index funds and exchange-traded funds. When these funds were excluded, since they were not representative of an actively managed fund, there was only one other fund that had a lower expense ratio than your Fund and it was by only 6 basis points. We thought you should be aware of this since we feel it demonstrates that, in addition to being disciplined investors, we attempt to manage your Fund in a cost-efficient manner. We manage your assets as if they were our own.

     As of March 31, 2005, the Fund's P/E and P/BV (Price/Book Value) ratios were 23.9x and 2.2x, respectively. By comparison, the P/E ratios of the Russell 2000 and 2500 were 23.8x and 22.7x, while their P/BV ratios were 2.3x and 2.4x, respectively. Our companies are financially stronger, with a 24.9% Total-Debt/Total Capitalization ratio, which compares favorably to the 40.7% and 42.8% for the Russell 2000 and the Russell 2500.

     With those closing comments, we thank you for your investment in FPA Capital Fund and we ask you to have patience with us while we await a more advantageous time to deploy the Fund's liquidity.

Respectively submitted,


/s/ Robert L. Rodriguez


Robert L. Rodriguez, CFA
President and Chief Investment Officer
April 16, 2005

                             HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA CAPITAL FUND, INC. VS. RUSSELL 2500, RUSSELL 2000, S&P 500 AND LIPPER MID-CAP VALUE FUND AVERAGE FROM APRIL 1, 1995 TO MARCH 31, 2005

[CHART]

                                                               LIPPER MID-CAP VALUE
       FPA CAPITAL FUND, INC. (NAV)   FPA CAPITAL FUND, INC.       FUND AVERAGE        RUSSELL      S&P      RUSSELL
1995             $ 10,000                   $  9,475                $ 10,000          $ 10,000   $ 10,000   $ 10,000
1996             $ 13,684                   $ 12,966                $ 12,695          $ 12,982   $ 13,212   $ 12,906
1997             $ 17,420                   $ 16,505                $ 13,704          $ 14,109   $ 15,832   $ 13,565
1998             $ 22,663                   $ 21,473                $ 19,254          $ 20,015   $ 23,430   $ 19,264
1999             $ 19,842                   $ 18,800                $ 17,031          $ 17,361   $ 27,752   $ 16,132
2000             $ 24,879                   $ 23,573                $ 20,011          $ 24,909   $ 32,731   $ 22,148
2001             $ 23,202                   $ 21,984                $ 22,312          $ 21,547   $ 25,635   $ 18,752
2002             $ 33,135                   $ 31,396                $ 26,217          $ 24,772   $ 25,699   $ 21,374
2003             $ 27,628                   $ 26,178                $ 19,663          $ 18,827   $ 19,334   $ 15,612
2004             $ 43,733                   $ 41,437                $ 30,084          $ 30,243   $ 26,123   $ 25,576
2005             $ 48,116                   $ 45,590                $ 33,942          $ 32,726   $ 27,871   $ 26,960

Past performance is not indicative of future performance. The Russell 2500 and 2000 Indexes consist of the 2,500 and 2,000 smallest companies, respectively, in the Russell 3000 total capitalization universe. These indexes are considered measures of small to mid capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $45,590 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $48,116. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                                PORTFOLIO SUMMARY
                                 March 31, 2005
                                   (Unaudited)

          COMMON STOCKS                                      65.5%
          Retailing                                 20.4%
          Energy                                    19.3%
          Technology                                 9.5%
          Consumer Non-Durables                      5.4%
          Consumer Durables                          5.0%
          Industrial Products                        3.0%
          Financial                                  2.1%
          Health Care                                0.8%
          NON-CONVERTIBLE SECURITIES                          5.2%
          SHORT-TERM INVESTMENTS                             28.9%
          OTHER ASSETS AND LIABILITIES, NET                   0.4%
                                                            -----
          TOTAL NET ASSETS                                  100.0%
                                                            =====

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2005
                                   (Unaudited)

                                                                            SHARES
                                                                           ---------
NET PURCHASES
COMMON STOCKS
Arrow Electronics, Inc.                                                      167,400
Avnet, Inc.                                                                  136,500
ENSCO International Incorporated                                             250,000
Fleetwood Enterprises, Inc.                                                2,531,400
Patterson-UTI Energy, Inc.                                                    82,000
Rent-A-Center, Inc.                                                          455,600
Rowan Companies, Inc.                                                        376,000
Trinity Industries, Inc.                                                     159,700
NET SALES
COMMON STOCKS
Angelica Corporation (1)                                                     343,100
Belden CDT Inc. (1)                                                          504,300
Dycom Industries, Inc. (1)                                                   436,300
Hutchinson Technology Incorporated                                           200,000
Maxtor Corporation                                                         3,079,800
Michaels Stores, Inc.                                                        177,400
Oregon Steel Mills, Inc. (1)                                               1,191,000
Qwest Communication International Inc. (1)                                 4,975,000

(1)  Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2005

COMMON STOCKS                                                                     SHARES            VALUE
---------------------------------------------------------------------------   -------------   ----------------
RETAILING -- 20.4%
Big Lots, Inc.*                                                                   4,300,000   $     51,686,000
Charming Shoppes, Inc.*                                                           5,400,000         43,902,000
Foot Locker, Inc.                                                                 1,610,000         47,173,000
Michaels Stores, Inc.                                                             2,672,600         97,015,380
Rent-A-Center, Inc.*                                                              1,059,600         28,937,676
Ross Stores, Inc.                                                                 1,787,400         52,084,836
Zale Corporation                                                                  1,175,000         34,921,000
                                                                                              ----------------
                                                                                              $    355,719,892
                                                                                              ----------------
ENERGY -- 19.3%
ENSCO International Incorporated                                                  2,192,000   $     82,550,720
National Oilwell Varco, Inc.*                                                     2,300,000        107,410,000
Patterson-UTI Energy, Inc.                                                        3,403,600         85,158,072
Rowan Companies, Inc.                                                             2,060,000         61,655,800
                                                                                              ----------------
                                                                                              $    336,774,592
                                                                                              ----------------
TECHNOLOGY -- 9.5%
Arrow Electronics, Inc.*                                                          1,885,000   $     47,784,750
Avnet, Inc.*                                                                      3,900,000         71,838,000
Exabyte Corporation*                                                                427,400            111,124
Hutchinson Technology Incorporated*                                                 850,000         29,563,000
Maxtor Corporation*                                                               3,116,100         16,577,652
                                                                                              ----------------
                                                                                              $    165,874,526
                                                                                              ----------------
CONSUMER NON-DURABLES -- 5.4%
American Greetings Corporation                                                    1,343,500   $     34,232,380
Reebok International Ltd.                                                         1,350,000         59,805,000
                                                                                              ----------------
                                                                                              $     94,037,380
                                                                                              ----------------

                                                                                SHARES OR
                                                                                PRINCIPAL
COMMON STOCKS -- CONTINUED                                                        AMOUNT           VALUE
---------------------------------------------------------------------------   -------------   ----------------
CONSUMER DURABLES -- 5.0%
Champion Enterprises, Inc.*                                                       2,006,800   $     18,863,920
Coachmen Industries, Inc.+                                                          859,000         11,682,400
Fleetwood Enterprises, Inc.*+                                                     3,714,400         32,315,280
Thor Industries, Inc.                                                               841,200         25,160,292
                                                                                              ----------------
                                                                                              $     88,021,892
                                                                                              ----------------
INDUSTRIAL PRODUCTS -- 3.0%
Trinity Industries, Inc.                                                          1,829,700   $     51,542,649
                                                                                              ----------------
FINANCIAL -- 2.1%
Horace Mann Educators Corporation                                                   630,100   $     11,177,974
WFS Financial Inc.*                                                                  75,400          3,253,510
Westcorp                                                                            535,100         22,607,975
                                                                                              ----------------
                                                                                              $     37,039,459
                                                                                              ----------------
HEALTH CARE -- 0.8%
Apria Healthcare Group Inc.*                                                        419,000   $     13,449,900
                                                                                              ----------------
TOTAL COMMON STOCKS -- 65.5% (Cost $677,184,945)                                              $  1,142,460,290
                                                                                              ----------------
NON-CONVERTIBLE SECURITIES -- 5.2%
Federal National Mortgage Association (Interest Only)
  -- 5.5% 2033                                                                $  16,821,885   $      3,940,022
  -- 6% 2033                                                                     60,214,990         13,680,093
U.S. Treasury Inflation-Indexed Notes -- 3.375% 2007                             22,081,715         23,178,900
Fifth Third Bancorp (floating extendible monthly security) -- 2.81% 2009**       50,000,000         50,000,000
                                                                                              ----------------
TOTAL NON-CONVERTIBLE SECURITIES (Cost $86,385,350)                                           $     90,799,015
                                                                                              ----------------
TOTAL INVESTMENT SECURITIES -- 70.7% (Cost $763,570,295)                                      $  1,233,259,305
                                                                                              ----------------

                                                                                PRINCIPAL
                                                                                  AMOUNT             VALUE
                                                                              -------------   ----------------
SHORT-TERM U.S. GOVERNMENT SECURITIES -- 17.3%
U.S. Treasury Bills
  -- 5/5/2005                                                                 $ 213,000,000   $    212,487,352
  -- 6/2/2005                                                                    90,000,000         89,586,090
                                                                                              ----------------
TOTAL SHORT-TERM U.S. GOVERNMENT
SECURITIES (Cost $302,086,182)                                                                $    302,073,442
                                                                                              ----------------
SHORT-TERM CORPORATE NOTES -- 11.6%
 Federal National Mortgage Association -- 2.53% 4/01/05                       $  44,440,000   $     44,440,000
 Barclays U.S. Funding, Inc. -- 2.605% 4/04/05                                   38,590,000         38,581,623
 Toyota Motor Credit Corporation -- 2.63% 4/05/05                                39,724,000         39,712,392
 International Lease Finance Corporation -- 2.65% 4/18/05                        41,586,000         41,533,959
 Rabobank USA Financial Corporation -- 2.78% 5/03/05                             38,732,000         38,636,289
                                                                                              ----------------
TOTAL SHORT-TERM CORPORATE NOTES (Cost $202,904,263)                                          $    202,904,263
                                                                                              ----------------

TOTAL SHORT-TERM INVESTMENTS -- 28.9% (Cost $504,990,445)                                     $    504,977,705
                                                                                              ----------------

TOTAL INVESTMENTS -- 99.6% (Cost $1,268,560,740)                                              $  1,738,237,010
Other assets and liabilities, net -- 0.4 %                                                           6,504,851
                                                                                              ----------------
TOTAL NET ASSETS -- 100.0%                                                                    $  1,744,741,861
                                                                                              ================

*    Non-income producing securities.

** Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. This security constituted 2.9% of total net assets at March 31, 2005.

+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the year ended March 31, 2005.

Following is a summary of transactions in securities of these affiliates during the year ended March 31, 2005.

                                                           PURCHASES     SALES     REALIZED     DIVIDEND
                                                            AT COST     AT COST    GAIN/LOSS     INCOME
                                                         ------------   -------   ----------   ---------
Coachmen Industries, Inc.                                          --        --           --   $ 206,160
Fleetwood Enterprises, Inc.                              $ 27,039,204        --           --          --

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2005

ASSETS
  Investments at value:
   Investment securities -- at market value (including $43,997,680
     in securities of affiliates; identified cost $763,570,295)                      $ 1,233,259,305
   Short-term U.S. Government Securities -- at market value
     (identified cost $302,086,182)                                $   302,073,442
   Short-term corporate notes -- at amortized cost
     (maturities of 60 days or less)                                   202,904,263       504,977,705
                                                                   ---------------   ---------------
                                                                                     $ 1,738,237,010
  Cash                                                                                            39
  Receivable for:
   Investment securities sold                                      $     6,394,052
   Capital Stock sold                                                    1,990,657
   Dividends and accrued interest                                          684,369         9,069,078
                                                                   ---------------   ---------------
                                                                                     $ 1,747,306,127

LIABILITIES
  Payable for:
   Capital Stock repurchased                                       $     1,243,635
   Advisory fees and financial services                                  1,124,312
   Accrued expenses and other liabilities                                  196,319         2,564,266
                                                                   ---------------   ---------------

NET ASSETS                                                                           $ 1,744,741,861
                                                                                     ===============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
   100,000,000 shares; outstanding 42,234,804 shares                                 $       422,348
  Additional Paid-in Capital                                                           1,241,620,558
  Undistributed net realized gain on investments                                          31,016,462
  Undistributed net investment income                                                      2,006,223
  Unrealized appreciation of investments                                                 469,676,270
                                                                                     ---------------
  NET ASSETS                                                                         $ 1,744,741,861
                                                                                     ===============

NET ASSET VALUE, REDEMPTION PRICE AND
  MAXIMUM OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                        $         41.31
                                                                                     ===============
  Maximum offering price per share
   (100/94.75 of per share net asset value)                                          $         43.60
                                                                                     ===============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                        For the Year Ended March 31, 2005

INVESTMENT INCOME
  Interest                                                                              $   11,226,347
  Dividends (including $206,160 from securities of an affiliate)                             4,426,762
                                                                                        --------------
                                                                                        $   15,653,109

EXPENSES
  Advisory fees                                                        $   10,331,064
  Financial services                                                        1,581,702
  Transfer agent fees and expenses                                          1,062,707
  Reports to shareholders                                                     179,498
  Registration fees                                                           123,368
  Custodian fees and expenses                                                 108,022
  Postage                                                                      84,836
  Insurance                                                                    74,263
  Directors' fees and expenses                                                 40,235
  Audit fees                                                                   35,515
  Legal fees                                                                   22,381
  Other expenses                                                                3,295       13,646,886
                                                                       --------------   --------------
          Net investment income                                                         $    2,006,223
                                                                                        --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
  Proceeds from sales of investment securities (excluding
    short-term investments with maturities 60 days or less)            $  552,010,300
  Cost of investment securities sold                                      488,605,271
                                                                       --------------
    Net realized gain on investments                                                    $   63,405,029
Unrealized appreciation of investments:
  Unrealized appreciation at beginning of year                         $  374,309,307
  Unrealized appreciation at end of year                                  469,676,270
                                                                       --------------
    Increase in unrealized appreciation of investments                                      95,366,963
                                                                                        --------------

           Net realized and unrealized gain on investments                              $  158,771,992
                                                                                        --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $  160,778,215
                                                                                        ==============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED                        YEAR ENDED
                                                         MARCH 31, 2005                    MARCH 31, 2004
                                               --------------------------------  ---------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                        $     2,006,223                   $       634,612
  Net realized gain on investments                  63,405,029                        46,003,403
  Increase in unrealized appreciation
   of investments                                   95,366,963                       340,039,749
                                               ---------------                   ---------------
Increase in net assets resulting
  from operations                                               $   160,778,215                   $    386,677,764

Distributions to shareholders from:
  Net investment income                        $       (35,554)                  $      (599,058)
  Net realized capital gains                       (59,700,496)     (59,736,050)      (9,884,455)      (10,483,513)
                                               ---------------                   ---------------

Capital Stock transactions:
  Proceeds from Capital Stock sold             $   449,654,932                   $   481,331,368
  Proceeds from shares issued to
   shareholders upon reinvestment
   of dividends and distributions                   52,441,840                         9,139,331
  Cost of Capital Stock repurchased*              (198,505,180)     303,591,592     (112,383,735)      378,086,964
                                               ---------------  ---------------  ---------------  ----------------
Total increase in net assets                                    $   404,633,757                   $    754,281,215

NET ASSETS
Beginning of year                                                 1,340,108,104                        585,826,889
                                                                ---------------                   ----------------

End of year                                                     $ 1,744,741,861                   $  1,340,108,104
                                                                ===============                   ================

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold                                         11,590,984                         13,826,537
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions                                                       1,335,623                            255,789
Shares of Capital Stock repurchased                                  (5,080,265)                        (3,255,796)
                                                                ---------------                   ----------------
Increase in Capital Stock outstanding                                 7,846,342                         10,826,530
                                                                ===============                   ================

* Net of redemption fees of $49,204 and $32,004 for the years ended March 31, 2005 and 2004, respectively.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                     YEAR ENDED MARCH 31,
                                           ------------------------------------------------------------------------
                                               2005           2004           2003           2002           2001
                                           ------------   ------------   ------------   ------------   ------------
Per share operating performance:
Net asset value at beginning of year       $      38.97   $      24.86   $      30.16   $      23.01   $      33.28
                                           ------------   ------------   ------------   ------------   ------------

Income from investment operations:
  Net investment income                    $       0.05   $       0.02             --*  $       0.02   $       0.11
  Net realized and unrealized gain (loss)
   on investment securities                        3.77          14.44   $      (4.97)          9.55          (2.48)
                                           ------------   ------------   ------------   ------------   ------------

Total from investment operations           $       3.82   $      14.46   $      (4.97)  $       9.57   $      (2.37)
                                           ------------   ------------   ------------   ------------   ------------
Less distributions:
  Dividends from net investment income               --*  $      (0.02)            --   $      (0.03)  $      (0.14)
  Distributions from net realized
   capital gains                           $      (1.48)         (0.33)  $      (0.33)         (2.39)         (7.76)
                                           ------------   ------------   ------------   ------------   ------------

  Total distributions                      $      (1.48)  $      (0.35)  $      (0.33)  $      (2.42)  $      (7.90)
                                           ------------   ------------   ------------   ------------   ------------

Net asset value at end of year             $      41.31   $      38.97   $      24.86   $      30.16   $      23.01
                                           ============   ============   ============   ============   ============

Total investment return**                         10.04%         58.29%        (16.62)%        42.81%         (6.74)%

Ratios/supplemental data:
Net assets at end of period (in 000's)     $  1,744,742   $  1,340,108   $    585,827   $    635,797   $    388,386
Ratio of expenses to average net assets            0.85%          0.83%          0.87%          0.84%          0.89%
Ratio of net investment income to
  average net assets                               0.13%          0.06%            --           0.04%          0.39%

Portfolio turnover rate                              16%            20%            17%            23%             5%

*    Rounds to less than $0.01 per share

** Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2005

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the year, or if there was not a sale that day, at the last bid. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.   Use of Estimates

          The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $823,342,112 for the year ended March 31, 2005. Realized gains or losses are based on the specific identification method.

NOTE 3 -- FEDERAL INCOME TAX

     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

     Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2005, were as follows:

Undistributed Net Investment Income      $   2,006,223
Undistributed Net Realized Gains         $  31,054,525

     The tax status of distributions paid during the fiscal years ended March 31, 2005 and 2004 were as follows:

                                2005          2004
                            ------------   -----------
Dividends from
Ordinary Income             $     35,554   $   599,058
Distributions from
Long-term Capital Gains     $ 59,700,496   $ 9,884,455

     The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at March 31, 2005, for federal income tax purposes was $1,065,694,539. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2005, for federal income tax purposes was $495,430,240 and $25,792,032, respectively.

NOTE 4 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended March 31, 2005, the Fund paid aggregate fees of $40,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is a retired partner and a retired of counsel employee of that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 -- REDEMPTION FEES

     A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended March 31, 2005, the Fund collected $49,204 in redemption fees, which amounted to less than $0.01 per share.

NOTE 6 -- DISTRIBUTOR

     For the year ended March 31, 2005, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $264,231 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2005 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of FPA Capital Fund, Inc. for each of the two years in the period ended March 31, 2002 were audited by other auditors whose report, dated April 30, 2002, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2005, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
May 2, 2005

                           SHAREHOLDER EXPENSE EXAMPLE
                                 March 31, 2005
                                   (unaudited)

FUND EXPENSES

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

ACTUAL EXPENSES

     The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                          HYPOTHETICAL
                                           PERFORMANCE
                                           (5% RETURN
                               ACTUAL        BEFORE
                            PERFORMANCE     EXPENSES)
                            -----------   ------------
Beginning Account Value
   September 30, 2004       $  1,000.00   $   1,000.00
Ending Account Value
   March 31, 2005           $  1,094.96   $   1,020.81
Expenses Paid During
   Period*                  $      4.34   $       4.19

* Expenses are equal to the Fund's annualized expense ratio of 0.83%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2005 (182/365 days).

                        DIRECTOR AND OFFICER INFORMATION

                                     POSITION(S)                                        PORTFOLIOS IN
                                     WITH FUND/           PRINCIPAL OCCUPATION(S)        FUND COMPLEX
     NAME, AGE & ADDRESS            YEARS SERVED          DURING THE PAST 5 YEARS          OVERSEEN         OTHER DIRECTORSHIPS
------------------------------   ------------------   -------------------------------   -------------   ---------------------------
Willard H. Altman, Jr. - (69)*   Director+            Retired. Formerly, until 1995,           6
11400 W. Olympic Blvd., #1200    Years Served: 7      Partner of Ernst & Young LLP,
Los Angeles, CA 90064                                 a public accounting firm.

Alfred E. Osborne, Jr. - (60)*   Director+            Senior Associate Dean at The             3        Investment Company
11400 W. Olympic Blvd., #1200    Years Served: 5      UCLA Anderson Graduate School                     Institute, K2 Inc.,
Los Angeles, CA 90064                                 of Management.                                    Nordstrom, Inc., Wedbush
                                                                                                        Corporation, EMAK
                                                                                                        Worldwide Inc., and WM
                                                                                                        Group of Funds.

A. Robert Pisano - (62)*         Director+            Formerly, until 2005, National           4        State Net, NetFlix,
11400 W. Olympic Blvd., #1200    Years Served: 3      Executive Director and Chief                      Resources Global
Los Angeles, CA 90064                                 Executive Officer of the                          Professionals and the
                                                      Screen Actors Guild.                              Motion Picture and
                                                                                                        Television Fund.

Lawrence J. Sheehan - (72)*      Director+            Retired. Formerly partner                5
11400 W. Olympic Blvd., #1200    Years Served: 14     (1969 to 1994) and of counsel
Los Angeles, CA 90064                                 employee (1994-2002) of the
                                                      firm of O'Melveny & Myers LLP,
                                                      legal counsel to the Fund.

Robert L. Rodriguez - (56)       Director+            Principal and Chief Executive            2        First Pacific Advisors, Inc.
11400 W. Olympic Blvd., #1200    President & Chief    Officer of the Adviser.                           and FPA Fund
Los Angeles, CA 90064            Investment Officer                                                     Distributors, Inc.
                                 Years Served: 5

Dennis M. Bryan - (43)           Vice President       Vice President of the Adviser.
11400 W. Olympic Blvd., #1200    Years Served: 9
Los Angeles, CA 90064

Eric S. Ende - (60)              Vice President       Senior Vice President of the             3
11400 W. Olympic Blvd., #1200    Years Served: 20     Adviser.
Los Angeles, CA 90064

J. Richard Atwood - (44)         Treasurer            Principal and Chief Operating                     First Pacific Advisors, Inc.
11400 W. Olympic Blvd., #1200    Years Served: 8      Officer of the Adviser.                           and FPA Fund
Los Angeles, CA 90064                                 President and Chief Executive                     Distributors, Inc.
                                                      Officer of FPA Fund
                                                      Distributors, Inc.

Christopher H. Thomas - (48)     Chief Compliance     Vice President and Controller                     FPA Fund
11400 W. Olympic Blvd., #1200    Officer              of the Adviser and of FPA Fund                    Distributors, Inc.
Los Angeles, CA 90064            Years Served: 10     Distributors, Inc.

Sherry Sasaki - (50)             Secretary            Assistant Vice President and
11400 W. Olympic Blvd., #1200    Years Served: 22     Secretary of the Adviser and
Los Angeles, CA 90064                                 Secretary of FPA Fund
                                                      Distributors, Inc.

+    Directors serve until their resignation, removal or retirement.

*    Audit Committee member

                             FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

TICKER: FPPTX
CUSIP: 302539101


This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2004 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Item 2.   Code of Ethics.

          (a) The registrant has adopted a code of ethics that applies to the registrant's senior executive and financial officers. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The registrant's board of directors has determined that Willard H. Altman, Jr., a member of the registrant's audit committee and board of directors, is an "audit committee financial expert" and is "independent," as those terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors.

Item 4.   Principal Accountant Fees and Services.

                                          2004              2005
          (a)     Audit Fees              $ 25,000          $ 29,500
          (b)     Audit Related Fees           -0-               -0-
          (c)     Tax Fees                $  5,250          $  5,765
          (d)     All Other Fees               -0-               -0-

          (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant's independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant's financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if: (i) the registrant's independent auditors inform the audit committee of the engagement, (ii) the registrant's independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor's independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor's report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

          (e)(2) Disclose the percentage of services described in each of paragraphs (b) - (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) - (d) of this Item were pre-approved by the audit committee pursuant to paragraphs
                  (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs
                  (b) - (d) of this Item that were required to be pre-approved by the audit committee.

          (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time, permanent employees.

          (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

          (h) Disclose whether the registrant's audit committee of the board of director has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. Not Applicable.

Item 5.   Audit Committee of Listed Registrants.  Not Applicable.

Item 6. Schedule of Investments. Not Applicable. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

          (a) The Principal Executive Officer and Principal Financial Officer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

          (b) There have been no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 12.  Exhibits.

          (a)(1) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

          (a)(2) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

          (a)(3)  Not Applicable

          (b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA CAPITAL FUND, INC.


By: /s/ ROBERT L. RODRIGUEZ
   ---------------------------------
    Robert L. Rodriguez, President

Date:  May 20, 2005


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA CAPITAL FUND, INC.


By: /s/ J. RICHARD ATWOOD
   ---------------------------------
    J. Richard Atwood, Treasurer

Date:  May 20, 2005